Harbor Funds

Supplement to Prospectus dated March 1, 2022
HARBOR CONVERTIBLE SECURITIES FUND
December 1, 2022
Effective on March 1, 2023 (the “Effective Date”), BlueCove Limited (“BlueCove”) will replace Shenkman Capital Management, Inc. (“Shenkman Capital”) as investment subadviser to Harbor Convertible Securities Fund (the “Fund”). In connection with this change, the Fund’s investment strategy will be changed to reflect BlueCove’s approach to managing the Fund’s assets. This change in investment subadviser was recommended by Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Fund, and approved by the Board of Trustees of Harbor Funds. The Fund’s benchmark index will be the ICE BofA U.S. Convertible Bond Index, which is different from the Fund’s current benchmark index. There will be no change in the Fund’s investment objective.
In connection with the changes noted above, Harbor Capital is responsible for the transition of the Fund’s portfolio to BlueCove. Harbor Capital seeks to continue to provide Fund shareholders with exposure to the convertible securities asset class during the transition period. Harbor Capital has instructed Shenkman Capital to sell securities that will not transfer to BlueCove’s management and to otherwise manage the Fund in accordance with its principal investment strategy. Harbor Capital and Shenkman Capital will continue to work together regarding additional details related to the preparation of the Fund for the transition to BlueCove.
On or around February 15, 2023, Shenkman Capital will cease serving as subadviser to the Fund. Following the termination of Shenkman Capital as subadviser, a transition broker is expected to reposition the Fund’s portfolio at the direction of Harbor Capital in order to align it with that of BlueCove’s management in advance of the change.
In connection with the appointment of BlueCove as the Fund’s subadviser, as of the Effective Date, the rate of advisory fees payable by the Fund to Harbor Capital will be reduced from 0.65% to 0.50% annually as a percentage of the Fund’s average net assets.
As of the Effective Date, the Fund’s principal investment strategy and risks under BlueCove and information about BlueCove and the portfolio managers at BlueCove responsible for managing the assets of the Fund are as set forth below.
As of the Effective Date, references to BlueCove hereby replace all references to Shenkman Capital in the Prospectus.
As of the Effective Date, the following replaces the information in the “Fees and Expenses of the Fund” section on page 5 of the Prospectus:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.08%	0.16%	0.16%	0.27%
Total Annual Fund Operating Expenses	0.58%	0.66%	0.91%	1.02%
1 Restated to reflect current fees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$59	$186	$324	$726
Institutional	$67	$211	$368	$822
Administrative	$93	$290	$504	$1,120
Investor	$104	$325	$563	$1,248
On the Effective Date, the following will replace the information in the “Principal Investment Strategy” section on page 5 of the Prospectus:

Harbor Funds
Supplement to Prospectus dated March 1, 2022 — Continued

Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities.
Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. These convertible securities include corporate bonds, preferred stocks and other types of securities that are convertible into common stock or its equivalent value. A convertible security generally performs more like a common stock when the price of the underlying stock is closer to or above the conversion price because it is more likely that the convertible security will be converted into stock. A convertible security generally performs more like a bond when the price of the underlying stock is well below the conversion price because it is more likely that the convertible security will mature without being converted. While the Fund has broad discretion to invest in all types of convertible securities, the Fund focuses primarily on investments in convertible bonds, which may be unrated, or may have ratings assigned by credit rating agencies, including below investment-grade ratings. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers; however, the Fund may invest in securities denominated in other currencies.
The Subadviser follows a structured investment process based on the testing of investment hypotheses using historical data. The Subadviser’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadviser’s portfolio management team retains discretion with respect to all investment decisions. The Subadviser generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadviser back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadviser’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadviser’s models according to their deemed strength in predicting returns, as determined by the Subadviser through this testing process. In managing the Fund, the Subadviser will rely on insights that seek to target idiosyncratic company and security specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and valuation. The Subadviser’s models consider data from multiple sources, including issuer specific information such as company cash flow, default risk, earnings expectations, and price volatility.
The Subadviser expects that the majority of the Fund’s total returns will be generated from security selection of convertible securities. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadviser’s proprietary models into portfolio positions. The Subadviser’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadviser measures risk at the portfolio level and on each instrument. Furthermore, concentration risk is minimized by capping exposures based on internal limits for single issuer and single issue positions. The Subadviser conducts performance measurement and risk analysis to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on securities with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in convertible securities, which may be unrated, or may have ratings assigned by credit rating agencies, including below investment-grade ratings. The Subadviser does not target a given weighted average portfolio quality; this varies from time to time, depending on the level of assets allocated to such securities.
On the Effective Date, the following will replace the information in the “Principal Risks” section on page 6 of the Prospectus:
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities fluctuate in price in response to various factors, including changes in interest rates, changes in the price of equity securities, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first seven risks) include:
Convertible Securities Risk: Convertible securities generally tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Harbor Funds
Supplement to Prospectus dated March 1, 2022 — Continued

Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: The market for convertible securities is less liquid than the market for non-convertible corporate bonds. The Fund may at times have greater difficulty buying or selling specific convertible securities at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
As of the Effective Date, the following is added as the first paragraph of the “Performance” section on page 7 of the Prospectus:
Performance
Effective March 1, 2023, BlueCove became the Fund’s subadviser. Performance prior to that date is not attributable to BlueCove.
As of the Effective Date, the following will replace the corresponding information in the “Portfolio Management” section on page 8 of the Prospectus:

Harbor Funds
Supplement to Prospectus dated March 1, 2022 — Continued

Portfolio Management
Subadviser
BlueCove Limited (“BlueCove”) has subadvised the Fund since March 2023.

Portfolio Managers
BlueCove employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper and Mr. Thomas are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA BlueCove Limited
Mr. Brodsky is Chief Investment Officer of BlueCove and has managed the Fund since March 2023.
Michael Harper, CFA BlueCove Limited
Mr. Harper is Head of Portfolio Management of BlueCove and has managed the Fund since March 2023.
Benoy Thomas, CFA BlueCove Limited
Mr. Thomas is Head of Credit of BlueCove and has managed the Fund since March 2023.
As of the Effective Date, the following will replace the information in the “The Subadvisers” section on page 104 of the Prospectus and the information regarding Shenkman will be deleted:

The Subadvisers and Portfolio Managers

Harbor Convertible Securities Fund
BlueCove Limited (“BlueCove”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadviser to Harbor Convertible Securities Fund. The portfolio managers are primarily responsible for the day-to-day portfolio management of the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA	March 2023
Mr. Brodsky joined BlueCove in 2018 and is Chief
Investment Officer. He was Co-Chief Investment Officer
from 2018 until 2019. Prior to joining BlueCove,
Mr. Brodsky was Managing Director and Deputy Chief
Investment Officer of Systematic Fixed Income at
BlackRock. Mr. Brodsky previously held the role of Global
Head of Fixed Income Asset Allocation for Barclays
Global Investors before it merged with BlackRock in
2009. Mr. Brodsky started his career in 1999 at Salomon
Brothers Asset Management.

Harbor Funds
Supplement to Prospectus dated March 1, 2022 — Continued

Harbor Convertible Securities Fund — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Michael Harper, CFA	March 2023
Mr. Harper joined BlueCove in 2018 and is Head of
Portfolio Management. Prior to joining BlueCove,
Mr. Harper was Managing Director and Head of Core
Portfolio Management at BlackRock (formerly Barclays
Global Investors) from 2001 to 2018. While at BlackRock,
Mr. Harper was responsible for building three new
investment styles for EMEA and managed the
development of Smart Beta, Factor, and new systematic
strategies.

Benoy Thomas, CFA	March 2023
Mr. Thomas joined BlueCove in 2018 and is Head of
Credit. Prior to joining BlueCove, Mr. Thomas was a
Managing Director in Systematic Fixed Income at
BlackRock focusing on Credit and Capital structure
investment strategies. During his 16 years at BlackRock
and Barclays Global Investors, Mr. Thomas helped
formulate investment insights and improve portfolio
management processes. Previously, Mr. Thomas was
Assistant Vice President of Global Markets at JP Morgan
from 1999 to 2001.

Investors Should Retain This Supplement For Future Reference
S1222.P.HF